UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2014

eFleets Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54357	26-2374319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7660 Pebble Drive, Fort Worth, Texas 76118

(Address of principal executive offices) (zip code)

 (817) 616-3161

 (Registrant’s telephone number, including area code)

(Former name, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On November 21, 2014, eFleets Corporation (the “Company”) issued to Koukis Holdings SA, a Swiss corporation (“Koukis”): (i) an unsecured convertible promissory note with a principal amount of up to $600,000 (the “Note”), of which the Company received an initial advance of $200,000 U.S. dollars. The promissory note is convertible at the election of Koukis into shares of the Company’s $0.001 par value common stock (the “Common Stock”) and (ii) warrants entitling the holder thereof to purchase 400,000 shares of Common Stock (the “Warrants”).

The Note matures one year after its initial issuance date and has an interest rate of 8% per annum. The Note may be converted at the election of Koukis at a conversion price equal to $.50 per share of Common Stock, subject to customary adjustments in the event of reclassification of the Company, consolidation of the Company, merger, subdivision of shares of Common Stock, combination of shares of Common Stock or dividends in the form of Common Stock.

The Warrants expire five years after their initial issuance date and may be exercised for a purchase price equal to $.50 per share of Common Stock subject to customary adjustments in the event of reclassification of the Company, consolidation of the Company, merger, subdivision of shares of Common Stock, combination of shares of Common Stock or dividends in the form of Common Stock.

The Note and Warrants were offered and sold to Koukis in a private placement transaction made in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

As of the date of this report, the Company has issued Koukis an aggregate of $1,366,000 of convertible notes and issued Koukis warrants to purchase 1,566,000 shares of its common stock. Also, as of the date of this report, Koukis is owned and controlled by George Koukis, who is also the control person of Zeus Corp., an affiliate of the Company. The Company has issued Koukis an aggregate of $1,366,000 of convertible notes and issued Koukis warrants to purchase 1,566,000 shares of its common stock.

The foregoing information is a summary of the Note and Warrants issued to Koukis, is not complete, and is qualified in its entirety by reference to the full text of the Note and Warrants, forms of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review the forms of the Note and Warrants for a complete understanding of the terms and conditions associated with those transactions.

Item 2.03 Creation of a Direct Financial Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of 8% Unsecured Convertible Promissory Note between eFleets Corporation and Koukis Holdings SA.

10.1	Form of Warrant Certificate issued to Koukis Holdings, SA by eFleets Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFLEETS CORPORATION

Dated: November 21, 2014	By:	/s/ James R. Emmons
Name: James R. Emmons
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of 8% Unsecured Convertible Promissory Note between eFleets Corporation and Koukis Holdings SA

10.1	Form of Warrant Certificate issued to Koukis Holdings, SA by eFleets Corporation